Exhibit 99.1
                                  ------------

         The Group I Mortgage Loans have a Cut-off Date Principal Balance of approximately $587,972,292. The Group II Mortgage Loans have a Cut-off Date Principal Balance of approximately $509,954,832.

         All of the Mortgage Loans will be secured by first mortgages or deeds of trust or other similar security instruments (each, a "Mortgage"). The Mortgages create first liens on one- to four-family residential properties consisting of attached or detached one- to four-family dwelling units and individual condominium units (each, a "Mortgaged Property"). The Group I Mortgage Loans consist of approximately 3,983 Mortgage Loans and the Group II Mortgage Loans consist of approximately 1,750 Mortgage Loans.

         Each Mortgage Loan will accrue interest at the adjustable-rate or fixed-rate calculated as specified under the terms of the related mortgage note (each such rate, a "Mortgage Rate"). Approximately 89.38% of the Group I Mortgage Loans are adjustable-rate Mortgage Loans (the "Adjustable-Rate Group I Mortgage Loans") and approximately 10.62% of the Group I Mortgage Loans are fixed-rate Mortgage Loans (the "Fixed-Rate Group I Mortgage Loans"). Approximately 90.38% of the Group II Mortgage Loans are adjustable-rate Mortgage Loans (the "Adjustable-Rate Group II Mortgage Loans") and approximately 9.62% of the Group II Mortgage Loans are fixed-rate Mortgage Loans (the "Fixed-Rate Group II Mortgage Loans").

         Each fixed-rate Mortgage Loan has a Mortgage Rate that is fixed for the life of such Mortgage Loan.

         Substantially all of the adjustable-rate Mortgage Loans accrue interest at a Mortgage Rate that is adjustable following an initial period of two years, three years or five years following origination. Generally, the adjustable-rate Mortgage Loans provide for semi-annual adjustment to the mortgage rate (the "Mortgage Rate") thereon and for corresponding adjustments to the monthly payment amount due thereon, in each case on each adjustment date applicable thereto (each such date, an "Adjustment Date"); provided, that (i) the first adjustment of the rates for approximately 92.56% of the Adjustable-Rate Group I Mortgage Loans and approximately 86.42% of the Adjustable-Rate Group II Mortgage Loans, (in each case, by aggregate principal balance of the adjustable-rate Mortgage Loans in the related Loan Group as of the Cut-off Date) will not occur until two years after the date of origination, (ii) the first adjustment of the rates for approximately 1.00% of the Adjustable-Rate Group I Mortgage Loans and approximately 1.06% of the Adjustable-Rate Group II Mortgage Loans (in each case, by aggregate principal balance of the adjustable-rate Mortgage Loans in the related Loan Group as of the Cut-off Date) will not occur until three years after the date of origination and (iii) the first adjustment of the rates for approximately 6.33% of the Adjustable-Rate Group I Mortgage Loans and approximately 12.07% of the Adjustable-Rate Group II Mortgage Loans (in each case, by aggregate principal balance of the adjustable-rate Mortgage Loans in the related Loan Group as of the Cut-off Date) will not occur until five years after the date of origination (each such adjustable-rate Mortgage Loan, a "Delayed First Adjustment Mortgage Loan"). On each Adjustment Date for each adjustable-rate Mortgage Loan, the Mortgage Rate thereon will be adjusted to equal the sum, rounded to the nearest or next highest multiple of 0.125%, of Six-Month LIBOR (as defined below) and a fixed percentage amount (the "Gross Margin"). The Mortgage Rate on any adjustable-rate Mortgage Loan will not decrease on the first related Adjustment Date, will not increase by more than a stated percentage (3.000% per annum, as specified in the related mortgage note) on the first related Adjustment Date (the "Initial Periodic Rate Cap") and will not increase or decrease by more than a stated percentage (1.000% per annum, as specified in the related mortgage note) on any Adjustment Date thereafter (the "Periodic Rate Cap"). The Adjustable-Rate Group I Mortgage Loans have a weighted average Initial Periodic Rate Cap of approximately 2.998% per annum and a weighted average Periodic Rate Cap of approximately 1.000% per annum thereafter. The Adjustable-Rate Group II Mortgage Loans have a weighted average Periodic Rate Cap of approximately 2.992% per annum and a weighted average Periodic Rate Cap of approximately 1.000% per annum thereafter. Each Mortgage Rate on each adjustable-rate Mortgage Loan will not exceed a specified maximum Mortgage Rate over the life of such Mortgage Loan (the "Maximum Mortgage Rate") or be less than a specified minimum Mortgage Rate over the life of such Mortgage Loan (the "Minimum Mortgage Rate"). Effective with the first monthly payment due on each adjustable-rate Mortgage Loan after each related Adjustment Date, the monthly payment amount will be adjusted to an amount that will amortize fully the outstanding Principal Balance of the related adjustable-rate Mortgage Loan over its remaining term, and pay interest at the Mortgage Rate as so adjusted. Due to the application of the Periodic Rate Caps and the Maximum Mortgage Rates, the Mortgage Rate on each adjustable-rate Mortgage Loan, as adjusted on any related Adjustment Date, may be less than the sum of the Index and the related Gross Margin, rounded as described in this prospectus supplement. None of the adjustable-rate Mortgage Loans will permit the related mortgagor to convert the adjustable Mortgage Rate thereon to a fixed Mortgage Rate.

         Approximately 48.81% of the Group I Mortgage Loans and approximately 57.38% of the Group II Mortgage Loans (the "Interest Only Mortgage Loans") provide that for a period of 60 months after origination, the required monthly payments are limited to accrued interest (each, an "Interest Only Period"). At the end of the Interest Only Period, the monthly payments on each such Mortgage Loan will be recalculated to provide for amortization of the Principal Balance by the maturity date and payment of interest at the then-current Mortgage Rate.

         Approximately 92.21% of the Group I Mortgage Loans and approximately 88.42% of the Group II Mortgage Loans provide for payment by the mortgagor of a prepayment charge in limited circumstances on certain prepayments. Generally, each such Mortgage Loan provides for payment of a prepayment charge on partial prepayments and prepayments in full made within a stated number of months that is between 12 and 60 months from the date of origination of such Mortgage Loan. The amount of the prepayment charge is provided in the related mortgage note and with respect to approximately 88.26% of the Mortgage Loans that have a prepayment charge, the prepayment charge is equal to six months' interest on any amounts prepaid in excess of 20% of the original Principal Balance of the related Mortgage Loan in any 12 month period.

         Approximately 9.39% of the Group I Mortgage Loans and approximately 4.61% of the Group II Mortgage Loans (the "Dividend Mortgage Loans") contain a provision entitling the mortgagor thereunder to annual refunds, at the end of each of the first four years of the life of the related Mortgage Loan, of a portion of the interest paid by such mortgagor during the preceding twelve months, if the mortgagor is not currently delinquent and has not defaulted or prepaid.

GROUP I MORTGAGE LOAN STATISTICS

         The following statistical information, unless otherwise specified, is based upon percentages of the Principal Balances of the Group I Mortgage Loans as of the Cut-off Date.

         Approximately 37.26% of the Group I Mortgage Loans had loan-to-value ratios at origination in excess of 80.00%. No Group I Mortgage Loan had a loan-to-value ratio at origination in excess of 100.00%. The weighted average loan-to-value ratio of the Group I Mortgage Loans at origination was approximately 82.34%.

         Except with respect to approximately 0.07% of the Group I Mortgage Loans, all of the Group I Mortgage Loans have a scheduled payment due each month (the "Due Date") on the first day of the month.

         The weighted average remaining term to maturity of the Group I Mortgage Loans was approximately 358 months as of the Cut-off Date. None of the Group I Mortgage Loans had a first Due Date prior to June 1, 2002 or after March 1, 2003, or has a remaining term to maturity of less than 178 months or greater than 360 months as of the Cut-off Date. The latest maturity date of any Group I Mortgage Loan is February 1, 2033.

         The average Principal Balance of the Group I Mortgage Loans at origination was approximately $147,658. The average Cut-off Date Principal Balance of the Group I Mortgage Loans was approximately $147,620. No Group I Mortgage Loan had a Cut-off Date Principal Balance of greater than approximately $480,000 or less than approximately $19,700.

         As of the Cut-off Date, the Group I Mortgage Loans had Mortgage Rates of not less than 4.875% per annum and not more than 11.250% per annum and the weighted average Mortgage Rate of the Group I Mortgage Loans was approximately 7.360% per annum. As of the Cut-off Date, the Adjustable-Rate Group I Mortgage Loans had Gross Margins ranging from 2.875% per annum to 8.500% per annum, Minimum Mortgage Rates ranging from 4.875% per annum to 11.250% per annum and Maximum Mortgage Rates ranging from 10.875% per annum to 17.250% per annum.

As of the Cut-off Date, the weighted average Gross Margin of the Adjustable-Rate Group I Mortgage Loans was approximately 4.910% per annum, the weighted average Minimum Mortgage Rate of the Adjustable-Rate Group I Mortgage Loans was approximately 7.268% per annum and the weighted average Maximum Mortgage Rate of the Adjustable-Rate Group I Mortgage Loans was approximately 13.268% per annum. The latest next Adjustment Date following the Cut-off Date on any Adjustable-Rate Group I Mortgage Loan occurs in February 1, 2008 and the weighted average time until the next Adjustment Date for all of the Adjustable-Rate Group I Mortgage Loans is approximately 26 months.

         The Group I Mortgage Loans are expected to have the following characteristics as of the Cut-off Date (the sum in any column may not equal the total indicated due to rounding):

                         CUT-OFF DATE PRINCIPAL BALANCES OF THE GROUP I MORTGAGE LOANS(1)


                                                                         PRINCIPAL BALANCE      % OF AGGREGATE PRINCIPAL
                                                 NUMBER OF               OUTSTANDING AS OF       BALANCE OUTSTANDING AS
  PRINCIPAL BALANCE ($)                       MORTGAGE LOANS             THE CUT-OFF DATE        OF THE CUT-OFF DATE
  ---------------------                       --------------             ----------------        -------------------
  19,700 -  50,000........................            212             $     8,584,548.61               1.46%
  50,001 - 100,000........................            983                  76,358,442.81              12.99
 100,001 - 150,000........................          1,048                 130,463,267.17              22.19
 150,001 - 200,000........................            803                 139,912,652.03              23.80
 200,001 - 250,000........................            530                 119,137,674.20              20.26
 250,001 - 300,000........................            380                 104,100,546.06              17.71
 300,001 - 350,000........................             16                   5,105,186.56               0.87
 350,001 - 400,000........................              8                   2,917,800.00               0.50
 400,001 - 450,000........................              1                     440,000.00               0.07
 450,001 - 480,000........................              2                     952,174.82               0.16
                                                    -----             ------------------             ------
     Total................................          3,983             $   587,972,292.26             100.00%
                                                    =====             ==================             ======

___________________
(1) The average Cut-off Date Principal Balance of the Group I Mortgage Loans was approximately $147,620.46.


                                  CREDIT SCORES FOR THE GROUP I MORTGAGE LOANS(1)


                                                                         PRINCIPAL BALANCE      % OF AGGREGATE PRINCIPAL
                                                 NUMBER OF               OUTSTANDING AS OF       BALANCE OUTSTANDING AS
  CREDIT SCORE                                MORTGAGE LOANS             THE CUT-OFF DATE        OF THE CUT-OFF DATE
  ------------                                --------------             ----------------        -------------------
540  -  550...............................             261             $    29,419,348.43               5.00%
551  -  600...............................           1,047                 129,580,715.75              22.04
601  -  650...............................             951                 149,987,288.63              25.51
651  -  700...............................             887                 145,032,921.68              24.67
701  -  750...............................             628                 100,706,654.49              17.13
751  -  800...............................             197                  31,574,250.60               5.37
801  -  814...............................              12                   1,671,112.68               0.28
                                                     -----             ------------------             ------
     Total................................           3,983             $   587,972,292.26             100.00%
                                                     =====             ==================             ======

______________________
(1) The weighted average credit score of the Group I Mortgage Loans that had credit scores was approximately 646.

                            ORIGINAL TERMS TO MATURITY OF THE GROUP I MORTGAGE LOANS(1)


                                                                        PRINCIPAL BALANCE     % OF AGGREGATE PRINCIPAL
                                               NUMBER OF                OUTSTANDING AS OF      BALANCE OUTSTANDING AS
  ORIGINAL TERM (MONTHS)                     MORTGAGE LOANS             THE CUT-OFF DATE        OF THE CUT-OFF DATE
  ----------------------                     --------------             ----------------        -------------------
180.......................................             63             $     4,846,210.55               0.82%
240.......................................              1                      42,585.80               0.01
360.......................................          3,919                 583,083,495.91              99.17
                                                    -----             ------------------             ------
     Total................................          3,983             $   587,972,292.26             100.00%
                                                    =====             ==================             ======

____________________
(1) The weighted average original term to maturity of the Group I Mortgage Loans was approximately 359 months.


                           REMAINING TERMS TO MATURITY OF THE GROUP I MORTGAGE LOANS(1)


                                                                        PRINCIPAL BALANCE     % OF AGGREGATE PRINCIPAL
                                               NUMBER OF                OUTSTANDING AS OF      BALANCE OUTSTANDING AS
  REMAINING TERM (MONTHS)                    MORTGAGE LOANS             THE CUT-OFF DATE        OF THE CUT-OFF DATE
  -----------------------                    --------------             ----------------        -------------------
178  -  178...............................              3             $       233,717.38               0.04%
179  -  180...............................             60                   4,612,493.17               0.78
239  -  240...............................              1                      42,585.80               0.01
351  -  352...............................              1                     103,610.87               0.02
355  -  356...............................              1                     284,349.47               0.05
357  -  358...............................            154                  23,219,769.02               3.95
359  -  360...............................          3,763                 559,475,766.55              95.15
                                                    -----             ------------------             ------
     Total................................          3,983             $   587,972,292.26             100.00%
                                                    =====             ==================             ======

____________________
(1) The weighted average remaining term to maturity of the Group I Mortgage Loans was approximately 358 months.


                                   PROPERTY TYPES OF THE GROUP I MORTGAGE LOANS


                                                                        PRINCIPAL BALANCE     % OF AGGREGATE PRINCIPAL
                                               NUMBER OF                OUTSTANDING AS OF      BALANCE OUTSTANDING AS
  PROPERTY TYPE                              MORTGAGE LOANS             THE CUT-OFF DATE        OF THE CUT-OFF DATE
  -------------                              --------------             ----------------        -------------------
Single Family ............................          2,865             $   407,391,911.23              69.29%
PUD(1)....................................            503                  82,656,326.18              14.06
Condominium...............................            407                  63,627,920.64              10.82
2-4 Units.................................            161                  29,493,049.26               5.02
Manufactured Housing......................             47                   4,803,084.95               0.82
                                                    -----             ------------------             ------
     Total................................          3,983             $   587,972,292.26             100.00%
                                                    =====             ==================             ======

____________________
(1)  PUD refers to a home or "unit" in a Planned Unit Development.

                                 OCCUPANCY STATUS OF THE GROUP I MORTGAGE LOANS(1)



                                                                        PRINCIPAL BALANCE     % OF AGGREGATE PRINCIPAL
                                               NUMBER OF                OUTSTANDING AS OF      BALANCE OUTSTANDING AS
  OCCUPANCY STATUS                           MORTGAGE LOANS             THE CUT-OFF DATE        OF THE CUT-OFF DATE
  ----------------                           --------------             ----------------        -------------------
Primary...................................          3,817             $   569,876,240.33              96.92%
Non-owner.................................            147                  15,531,366.17               2.64
Second Home...............................             19                   2,564,685.76               0.44
                                                    -----             ------------------             ------
     Total................................          3,983             $   587,972,292.26             100.00%
                                                    =====             ==================             ======

____________________
(1)  Occupancy as represented by the mortgagor at the time of origination.



                                       PURPOSE OF THE GROUP I MORTGAGE LOANS


                                                                        PRINCIPAL BALANCE     % OF AGGREGATE PRINCIPAL
                                               NUMBER OF                OUTSTANDING AS OF      BALANCE OUTSTANDING AS
  PURPOSE                                    MORTGAGE LOANS             THE CUT-OFF DATE        OF THE CUT-OFF DATE
  -------                                    --------------             ----------------        -------------------
Purchase..................................          2,354             $   363,044,429.44              61.75%
Cash Out Refinance........................          1,151                 158,953,912.31              27.03
Rate/Term Refinance.......................            478                  65,973,950.51              11.22
     Total................................          3,983             $   587,972,292.26             100.00%

                         ORIGINAL LOAN-TO-VALUE RATIOS OF THE GROUP I MORTGAGE LOANS(1)(2)



                                                                        PRINCIPAL BALANCE     % OF AGGREGATE PRINCIPAL
                                               NUMBER OF                OUTSTANDING AS OF      BALANCE OUTSTANDING AS
  ORIGINAL LOAN-TO-VALUE RATIO (%)           MORTGAGE LOANS             THE CUT-OFF DATE        OF THE CUT-OFF DATE
  --------------------------------           --------------             ----------------        -------------------
 15.09 - 20.00............................               6             $       282,976.93               0.05%
 20.01 - 25.00............................               4                     215,415.65               0.04
 25.01 - 30.00............................               6                     657,869.78               0.11
 30.01 - 35.00............................               6                     324,254.63               0.06
 35.01 - 40.00............................               9                     613,265.89               0.10
 40.01 - 45.00............................              11                   1,036,209.02               0.18
 45.01 - 50.00............................              27                   3,011,825.49               0.51
 50.01 - 55.00............................              39                   4,481,596.22               0.76
 55.01 - 60.00............................              40                   5,003,610.36               0.85
 60.01 - 65.00............................             100                  12,051,167.87               2.05
 65.01 - 70.00............................             139                  17,210,954.01               2.93
 70.01 - 75.00............................             222                  32,883,333.57               5.59
 75.01 - 80.00............................           1,821                 291,137,866.19              49.52
 80.01 - 85.00............................             451                  61,712,140.22              10.50
 85.01 - 90.00............................             404                  57,844,077.14               9.84
 90.01 - 95.00............................             461                  67,080,445.94              11.41
 95.01 -100.00............................             237                  32,425,283.35               5.51
                                                     -----             ------------------             ------
     Total................................           3,983             $   587,972,292.26             100.00%
                                                     =====             ==================             ======

__________________
(1) The weighted average original loan-to-value ratio of the Group I Mortgage Loans as of the Cut-off Date was approximately 82.34%.
(2) For a description of the determination of loan-to-value ratio by the Originator see "First Franklin Financial Corporation--Underwriting Standards" herein.

           GEOGRAPHIC DISTRIBUTION OF THE MORTGAGED PROPERTIES RELATED TO THE GROUP I MORTGAGE LOANS(1)


                                                                        PRINCIPAL BALANCE     % OF AGGREGATE PRINCIPAL
                                               NUMBER OF                OUTSTANDING AS OF      BALANCE OUTSTANDING AS
  LOCATION                                   MORTGAGE LOANS             THE CUT-OFF DATE        OF THE CUT-OFF DATE
  --------                                   --------------             ----------------        -------------------
Alabama...................................             27             $     2,482,439.00               0.42%
Arizona...................................             64                   8,061,237.57               1.37
Arkansas..................................              3                     298,563.94               0.05
California................................          1,276                 258,579,312.34              43.98
Colorado..................................             86                  12,480,080.74               2.12
Connecticut...............................             23                   2,942,448.66               0.50
Delaware..................................              1                      91,411.44               0.02
Florida...................................            346                  40,346,621.21               6.86
Idaho.....................................              6                     736,692.99               0.13
Illinois..................................            162                  22,517,398.92               3.83
Indiana...................................             62                   4,876,595.44               0.83
Iowa......................................             17                   1,333,332.97               0.23
Kansas....................................             14                   1,703,022.61               0.29
Kentucky..................................             45                   4,477,365.52               0.76
Louisiana.................................              5                     480,667.95               0.08
Maine.....................................             12                   1,279,266.14               0.22
Maryland..................................             31                   4,810,053.72               0.82
Massachusetts.............................             64                  12,363,346.61               2.10
Michigan..................................            220                  26,680,950.79               4.54
Minnesota.................................             75                  10,593,087.19               1.80
Mississippi...............................             33                   2,358,656.09               0.40
Missouri..................................             76                   6,410,106.46               1.09
Nebraska..................................             15                   1,435,625.78               0.24
Nevada....................................             74                  11,417,065.40               1.94
New Hampshire.............................             17                   2,315,207.82               0.39
New Jersey................................             37                   6,130,375.68               1.04
New Mexico................................             11                   1,219,177.49               0.21
New York..................................             99                  14,573,454.53               2.48
North Carolina............................             80                   9,017,861.74               1.53
Ohio......................................            241                  23,871,506.49               4.06
Oklahoma..................................              4                     195,627.64               0.03
Oregon....................................            116                  15,664,038.18               2.66
Pennsylvania..............................             48                   4,973,261.39               0.85
Rhode Island..............................             13                   2,102,043.81               0.36
South Carolina............................             33                   3,404,879.33               0.58
South Dakota..............................              2                      92,554.68               0.02
Tennessee.................................             78                   7,897,087.36               1.34
Texas.....................................            193                  21,638,601.09               3.68
Utah......................................             94                  12,010,523.26               2.04
Vermont...................................              4                     406,444.98               0.07
Virginia..................................             22                   3,232,143.21               0.55
Washington................................            100                  14,422,135.72               2.45
West Virginia.............................              2                     125,019.62               0.02
Wisconsin.................................             50                   5,738,498.76               0.98
Wyoming...................................              2                     186,500.00               0.03
                                                    -----             ------------------             ------
     Total................................          3,983             $   587,972,292.26             100.00%
                                                    =====             ==================             ======

___________________
(1) The greatest ZIP Code geographic concentration of Group I Mortgage Loans was approximately 0.50% in the 92071 ZIP Code.

                               DOCUMENTATION LEVELS OF THE GROUP I MORTGAGE LOANS(1)


                                                                        PRINCIPAL BALANCE     % OF AGGREGATE PRINCIPAL
                                               NUMBER OF                OUTSTANDING AS OF      BALANCE OUTSTANDING AS
  DOCUMENTATION LEVEL                        MORTGAGE LOANS             THE CUT-OFF DATE        OF THE CUT-OFF DATE
  -------------------                        --------------             ----------------        -------------------
Full Documentation........................          3,209             $   476,374,366.76              81.02%
No Income Verification....................            329                  49,633,887.69               8.44
No Documentation..........................            364                  47,909,617.94               8.15
Limited Income Verification...............             81                  14,054,419.87               2.39
                                                    -----             ------------------             ------
     Total................................          3,983             $   587,972,292.26             100.00%
                                                    =====             ==================             ======

____________________
(1) For a description of each Documentation Level, see "First Franklin Financial Corporation--Underwriting Standards" herein.


                              CURRENT MORTGAGE RATES OF THE GROUP I MORTGAGE LOANS(1)


                                                                        PRINCIPAL BALANCE     % OF AGGREGATE PRINCIPAL
                                               NUMBER OF                OUTSTANDING AS OF      BALANCE OUTSTANDING AS
  CURRENT MORTGAGE RATE                      MORTGAGE LOANS             THE CUT-OFF DATE        OF THE CUT-OFF DATE
  ---------------------                      --------------             ----------------        -------------------
 4.875 - 5.000............................               6             $       839,142.00               0.14%
 5.001 - 6.000............................             322                  60,204,381.99              10.24
 6.001 - 7.000............................           1,145                 200,049,141.82              34.02
 7.001 - 8.000............................           1,189                 175,406,819.26              29.83
 8.001 - 9.000............................             965                 115,954,810.22              19.72
 9.001 -10.000............................             313                  31,668,458.22               5.39
10.001 -11.000............................              38                   3,419,974.99               0.58
11.001 -11.250............................               5                     429,563.76               0.07
                                                     -----             ------------------             ------
     Total................................           3,983             $   587,972,292.26             100.00%
                                                     =====             ==================             ======

__________________
(1) The weighted average current Mortgage Rate of the Group I Mortgage Loans as of the Cut-off Date was approximately 7.360% per annum.


                          GROSS MARGINS OF THE ADJUSTABLE-RATE GROUP I MORTGAGE LOANS(1)


                                                                        PRINCIPAL BALANCE     % OF AGGREGATE PRINCIPAL
                                               NUMBER OF                OUTSTANDING AS OF      BALANCE OUTSTANDING AS
  GROSS MARGIN (%)                           MORTGAGE LOANS             THE CUT-OFF DATE        OF THE CUT-OFF DATE
  ----------------                           --------------             ----------------        -------------------
 2.875 - 3.000............................              5             $       779,936.56               0.15%
 3.001 - 4.000............................            632                 118,129,709.45              22.48
 4.001 - 5.000............................          1,120                 189,035,638.52              35.97
 5.001 - 6.000............................          1,006                 144,181,218.32              27.44
 6.001 - 7.000............................            579                  64,624,102.54              12.30
 7.001 - 8.000............................             81                   8,712,437.19               1.66
 8.001 - 8.500............................              1                      69,912.09               0.01
                                                    -----             ------------------             ------
      Total...............................          3,424             $   525,532,954.67             100.00%
                                                    =====             ==================             ======

__________________
(1) The weighted average Gross Margin of the Adjustable-Rate Group I Mortgage Loans as of the Cut-off Date was approximately 4.910% per annum.

                      NEXT ADJUSTMENT DATE FOR THE ADJUSTABLE-RATE GROUP I MORTGAGE LOANS(1)


                                                                        PRINCIPAL BALANCE     % OF AGGREGATE PRINCIPAL
                                               NUMBER OF                OUTSTANDING AS OF      BALANCE OUTSTANDING AS
  NEXT ADJUSTMENT DATE                       MORTGAGE LOANS             THE CUT-OFF DATE        OF THE CUT-OFF DATE
  --------------------                       --------------             ----------------        -------------------
May 1, 2003...............................              1             $       120,623.03               0.02%
June 1, 2003..............................              2                     394,000.00               0.07
January 1, 2004...........................              1                      68,100.00               0.01
May 1, 2004...............................              1                     103,610.87               0.02
August 1, 2004............................              1                     284,349.47               0.05
September 1, 2004.........................              5                     659,344.62               0.13
October 1, 2004...........................            123                  19,226,882.47               3.66
November 1, 2004..........................          1,137                 167,919,723.73              31.95
December 1, 2004..........................          1,234                 186,943,443.49              35.57
December 2, 2004..........................              1                     117,950.00               0.02
January 1, 2005...........................            708                 110,614,930.16              21.05
January 2, 2005...........................              2                     277,000.00               0.05
February 1, 2005..........................              2                     261,300.00               0.05
October 1, 2005...........................              2                     254,889.73               0.05
November 1, 2005..........................             13                   1,566,914.65               0.30
December 1, 2005..........................             15                   2,199,850.00               0.42
January 1, 2006...........................              9                   1,110,500.00               0.21
February 1, 2006..........................              1                     124,400.00               0.02
October 1, 2007...........................              4                     676,050.00               0.13
November 1, 2007..........................             41                   8,279,853.69               1.58
December 1, 2007..........................             80                  16,394,788.76               3.12
January 1, 2008...........................             36                   6,952,900.00               1.32
February 1, 2008..........................              5                     981,550.00               0.19
                                                    -----             ------------------             ------
     Total................................          3,424             $   525,532,954.67             100.00%
                                                    =====             ==================             ======

__________________
(1) The weighted average time until the next Adjustment Date for the Adjustable-Rate Group I Mortgage Loans as of the Cut-off Date was approximately 26 months.


                      MAXIMUM MORTGAGE RATES OF THE ADJUSTABLE-RATE GROUP I MORTGAGE LOANS(1)


                                                                        PRINCIPAL BALANCE     % OF AGGREGATE PRINCIPAL
                                               NUMBER OF                OUTSTANDING AS OF      BALANCE OUTSTANDING AS
  MAXIMUM MORTGAGE RATE (%)                  MORTGAGE LOANS             THE CUT-OFF DATE        OF THE CUT-OFF DATE
  -------------------------                  --------------             ----------------        -------------------
10.875 -  11.000..........................              6             $       839,142.00               0.16%
11.001 -  12.000..........................            321                  60,144,381.99              11.44
12.001 -  13.000..........................          1,096                 193,795,742.58              36.88
13.001 -  14.000..........................            987                 149,307,828.66              28.41
14.001 -  15.000..........................            756                  93,919,827.55              17.87
15.001 -  16.000..........................            237                  25,228,039.32               4.80
16.001 -  17.000..........................             19                   2,056,080.48               0.39
17.001 -  17.250..........................              2                     241,912.09               0.05
                                                    -----             ------------------             ------
     Total................................          3,424             $   525,532,954.67             100.00%
                                                    =====             ==================             ======

____________________
(1) The weighted average Maximum Mortgage Rate of the Adjustable-Rate Group I Mortgage Loans as of the Cut-off Date was approximately 13.268% per annum.

                      MINIMUM MORTGAGE RATES OF THE ADJUSTABLE-RATE GROUP I MORTGAGE LOANS(1)


                                                                        PRINCIPAL BALANCE     % OF AGGREGATE PRINCIPAL
                                               NUMBER OF                OUTSTANDING AS OF      BALANCE OUTSTANDING AS
  MINIMUM MORTGAGE RATE (%)                  MORTGAGE LOANS             THE CUT-OFF DATE        OF THE CUT-OFF DATE
  -------------------------                  --------------             ----------------        -------------------
 4.875 - 5.000............................              6             $       839,142.00               0.16%
 5.001 - 6.000............................            321                  60,144,381.99              11.44
 6.001 - 7.000............................          1,096                 193,795,742.58              36.88
 7.001 - 8.000............................            987                 149,307,828.66              28.41
 8.001 - 9.000............................            756                  93,919,827.55              17.87
 9.001 -10.000............................            237                  25,228,039.32               4.80
10.001 -11.000............................             19                   2,056,080.48               0.39
11.001 -11.250............................              2                     241,912.09               0.05
                                                    -----             ------------------             ------
     Total................................          3,424             $   525,532,954.67             100.00%
                                                    =====             ==================             ======

__________________
(1) The weighted average Minimum Mortgage Rate of the Adjustable-Rate Group I Mortgage Loans as of the Cut-off Date was approximately 7.268% per annum.


                    INITIAL PERIODIC RATE CAPS OF THE ADJUSTABLE-RATE GROUP I MORTGAGE LOANS(1)


                                                                        PRINCIPAL BALANCE     % OF AGGREGATE PRINCIPAL
                                               NUMBER OF                OUTSTANDING AS OF      BALANCE OUTSTANDING AS
  INITIAL PERIODIC RATE CAP (%)              MORTGAGE LOANS             THE CUT-OFF DATE        OF THE CUT-OFF DATE
  -----------------------------              --------------             ----------------        -------------------
1.000.....................................               3             $       514,623.03               0.10%
2.000.....................................               1                      68,100.00               0.01
3.000.....................................           3,420                 524,950,231.64              99.89
                                                     -----             ------------------             ------
     Total................................           3,424             $   525,532,954.67             100.00%
                                                     =====             ==================             ======

__________________
(1)   Relates solely to initial rate adjustments.


                  SUBSEQUENT PERIODIC RATE CAPS OF THE  ADJUSTABLE-RATE GROUP I MORTGAGE LOANS(1)


                                                                        PRINCIPAL BALANCE     % OF AGGREGATE PRINCIPAL
                                               NUMBER OF                OUTSTANDING AS OF      BALANCE OUTSTANDING AS
  PERIODIC RATE CAP (%)                      MORTGAGE LOANS             THE CUT-OFF DATE        OF THE CUT-OFF DATE
  ---------------------                      --------------             ----------------        -------------------
1.000.....................................        3,424                 $ 525,532,954.67             100.00%
                                                  -----                 ----------------             ------
     Total................................        3,424                 $ 525,532,954.67             100.00%
                                                  =====                 ================             ======

__________________
(1)   Relates to all rate adjustments subsequent to initial rate adjustments.

GROUP II MORTGAGE LOAN STATISTICS

         The following statistical information, unless otherwise specified, is based upon percentages of the Principal Balances of the Group II Mortgage Loans as of the Cut-off Date.

         Approximately 21.31% of the Group II Mortgage Loans had loan-to-value ratios at origination in excess of 80.00%. No Group II Mortgage Loan had a loan-to-value ratio at origination in excess of 100.00%. The weighted average loan-to-value ratio of the Group II Mortgage Loans at origination was approximately 79.86%.

         All of the Group II Mortgage Loans have Due Dates on the first day of the month.

         The weighted average remaining term to maturity of the Group II Mortgage Loans was approximately 359 months as of the Cut-off Date. None of the Group II Mortgage Loans had a first Due Date prior to September 1, 2002 or after March 1, 2003 or has a remaining term to maturity of less than 178 months or greater than 360 months as of the Cut-off Date. The latest maturity date of any Group II Mortgage Loan is February 1, 2033.

         The average Principal Balance of the Group II Mortgage Loans at origination was approximately $291,470. The average Cut-off Date Principal Balance of the Group II Mortgage Loans was approximately $291,403. No Group II Mortgage Loan had a Cut-off Date Principal Balance of greater than approximately $1,000,000 or less than approximately $26,250.

         As of the Cut-off Date, the Group II Mortgage Loans had Mortgage Rates of not less than 4.875% per annum and not more than 10.875% per annum and the weighted average Mortgage Rate of the Group II Mortgage Loans was approximately 6.902% per annum. As of the Cut-off Date, the Adjustable-Rate Group II Mortgage Loans had Gross Margins ranging from 2.875% per annum to 8.000% per annum, Minimum Mortgage Rates ranging from 4.875% per annum to 10.750% per annum and Maximum Mortgage Rates ranging from 10.875% per annum to 16.750% per annum. As of the Cut-off Date, the weighted average Gross Margin of the Adjustable-Rate Group II Mortgage Loans was approximately 4.413% per annum, the weighted average Minimum Mortgage Rate of the Adjustable-Rate Group II Mortgage Loans was approximately 6.844% per annum and the weighted average Maximum Mortgage Rate of the Adjustable-Rate Group II Mortgage Loans was approximately 12.844% per annum. The latest next Adjustment Date following the Cut-off Date on any Adjustable-Rate Group II Mortgage Loan occurs in February 1, 2008 and the weighted average time until the next Adjustment Date for all of the Adjustable-Rate Group II Mortgage Loans is approximately 28 months.

         The Group II Mortgage Loans are expected to have the following characteristics as of the Cut-off Date (the sum in any column may not equal the total indicated due to rounding):

                         CUT-OFF DATE PRINCIPAL BALANCES OF THE GROUP II MORTGAGE LOANS(1)


                                                                        PRINCIPAL BALANCE     % OF AGGREGATE PRINCIPAL
                                               NUMBER OF                OUTSTANDING AS OF      BALANCE OUTSTANDING AS
  PRINCIPAL BALANCE ($)                      MORTGAGE LOANS             THE CUT-OFF DATE        OF THE CUT-OFF DATE
  ---------------------                      --------------             ----------------        -------------------
  26,250 -  50,000........................             47             $     1,987,035.22               0.39%
  50,001 - 100,000........................            232                  17,898,777.28               3.51
 100,001 - 150,000........................            246                  30,443,883.70               5.97
 150,001 - 200,000........................            161                  27,896,840.86               5.47
 200,001 - 250,000........................            118                  26,225,160.92               5.14
 250,001 - 300,000........................             74                  20,263,014.83               3.97
 300,001 - 350,000........................            263                  85,330,220.53              16.73
 350,001 - 400,000........................            181                  67,544,829.64              13.25
 400,001 - 450,000........................             98                  41,842,787.38               8.21
 450,001 - 500,000........................            114                  54,557,101.18              10.70
 500,001 - 550,000........................             67                  35,355,197.45               6.93
 550,001 - 600,000........................             51                  29,522,845.31               5.79
 600,001 - 650,000........................             33                  20,669,046.64               4.05
 650,001 - 700,000........................             21                  14,259,541.66               2.80
 700,001 - 750,000........................             14                  10,206,254.84               2.00
 750,001 - 800,000........................             10                   7,864,537.42               1.54
 800,001 - 850,000........................              7                   5,877,730.81               1.15
 850,001 - 900,000........................              4                   3,546,497.24               0.70
 900,001 - 950,000........................              3                   2,736,000.00               0.54
 950,001 -1,000,000.......................              6                   5,927,528.68               1.16
                                                    -----             ------------------             ------
     Total................................          1,750             $   509,954,831.59             100.00%
                                                    =====             ==================             ======

___________________
(1) The average Cut-off Date Principal Balance of the Group II Mortgage Loans was approximately $291,403.


                                 CREDIT SCORES FOR THE GROUP II MORTGAGE LOANS(1)


                                                                        PRINCIPAL BALANCE     % OF AGGREGATE PRINCIPAL
                                               NUMBER OF                OUTSTANDING AS OF      BALANCE OUTSTANDING AS
  CREDIT SCORE                               MORTGAGE LOANS             THE CUT-OFF DATE        OF THE CUT-OFF DATE
  ------------                               --------------             ----------------        -------------------
  540 -550................................             73             $    11,705,273.45               2.30%
  551 -600................................            291                  49,705,961.27               9.75
  601 -650................................            439                 130,007,058.32              25.49
  651 -700................................            473                 164,139,170.85              32.19
  701 -750................................            358                 119,563,367.27              23.45
  751 -800................................            112                  33,258,600.43               6.52
  801 -812................................              4                   1,575,400.00               0.31
                                                    -----             ------------------             ------
     Total................................          1,750             $   509,954,831.59             100.00%
                                                    =====             ==================             ======

______________________
(1) The weighted average credit score of the Group II Mortgage Loans that had credit scores was approximately 667.

                           ORIGINAL TERMS TO MATURITY OF THE GROUP II MORTGAGE LOANS(1)


                                                                        PRINCIPAL BALANCE     % OF AGGREGATE PRINCIPAL
                                               NUMBER OF                OUTSTANDING AS OF      BALANCE OUTSTANDING AS
  ORIGINAL TERM (MONTHS)                     MORTGAGE LOANS             THE CUT-OFF DATE        OF THE CUT-OFF DATE
  ----------------------                     --------------             ----------------        -------------------
180.......................................         19                   $  2,093,484.05               0.41%
360.......................................      1,731                    507,861,347.54              99.59
                                                -----                   ---------------             ------
     Total................................      1,750                   $509,954,831.59             100.00%
                                                =====                   ===============             ======

____________________

(1) The weighted average original term to maturity of the Group II Mortgage Loans was approximately 359 months.


                           REMAINING TERMS TO MATURITY OF THE GROUP II MORTGAGE LOANS(1)


                                                                        PRINCIPAL BALANCE     % OF AGGREGATE PRINCIPAL
                                               NUMBER OF                OUTSTANDING AS OF      BALANCE OUTSTANDING AS
  REMAINING TERM (MONTHS)                    MORTGAGE LOANS             THE CUT-OFF DATE        OF THE CUT-OFF DATE
  -----------------------                    --------------             ----------------        -------------------
  178 -178................................               1             $        38,072.97               0.01%
  179 -180................................              18                   2,055,411.08               0.40
  355 -356................................               3                     376,803.92               0.07
  357 -358................................              61                  17,703,112.44               3.47
  359 -360................................           1,667                 489,781,431.18              96.04
                                                     -----             ------------------             ------
     Total................................           1,750             $   509,954,831.59             100.00%
                                                     =====             ==================             ======

____________________
(1) The weighted average remaining term to maturity of the Group II Mortgage Loans was approximately 359 months.

                                   PROPERTY TYPES OF THE GROUP II MORTGAGE LOANS


                                                                        PRINCIPAL BALANCE     % OF AGGREGATE PRINCIPAL
                                               NUMBER OF                OUTSTANDING AS OF      BALANCE OUTSTANDING AS
  PROPERTY TYPE                              MORTGAGE LOANS             THE CUT-OFF DATE        OF THE CUT-OFF DATE
  -------------                              --------------             ----------------        -------------------
Single Family ............................         1,231             $   345,599,559.07              67.77%
PUD(1)....................................           335                 119,093,551.22              23.35
Condominium...............................           118                  28,274,352.21               5.54
2-4 Units.................................            53                  15,747,725.73               3.09
Manufactured Housing......................            13                   1,239,643.36               0.24
                                                   -----             ------------------             ------
     Total................................         1,750             $   509,954,831.59             100.00%
                                                   =====             ==================             ======

____________________
(1)  PUD refers to a home or "unit" in a Planned Unit Development.


                                OCCUPANCY STATUS OF THE GROUP II MORTGAGE LOANS(1)


                                                                        PRINCIPAL BALANCE     % OF AGGREGATE PRINCIPAL
                                               NUMBER OF                OUTSTANDING AS OF      BALANCE OUTSTANDING AS
  OCCUPANCY STATUS                           MORTGAGE LOANS             THE CUT-OFF DATE        OF THE CUT-OFF DATE
  ----------------                           --------------             ----------------        -------------------
Primary...................................          1,705             $   503,782,271.94              98.79%
Non-owner.................................             40                   5,244,314.66               1.03
Second Home...............................              5                     928,244.99               0.18
                                                    -----             ------------------             ------
     Total................................          1,750             $   509,954,831.59             100.00%
                                                    =====             ==================             ======

____________________
(1)  Occupancy as represented by the mortgagor at the time of origination.


                                      PURPOSE OF THE GROUP II MORTGAGE LOANS


                                                                        PRINCIPAL BALANCE     % OF AGGREGATE PRINCIPAL
                                               NUMBER OF                OUTSTANDING AS OF      BALANCE OUTSTANDING AS
  PURPOSE                                    MORTGAGE LOANS             THE CUT-OFF DATE        OF THE CUT-OFF DATE
  -------                                    --------------             ----------------        -------------------
Purchase..................................           1,161             $   352,385,079.12              69.10%
Cash Out Refinance........................             401                 110,227,645.04              21.62
Rate/Term Refinance.......................             188                  47,342,107.43               9.28
                                                     -----             ------------------             ------
     Total................................           1,750             $   509,954,831.59             100.00%
                                                     =====             ==================             ======

                        ORIGINAL LOAN-TO-VALUE RATIOS OF THE GROUP II MORTGAGE LOANS(1)(2)


                                                                        PRINCIPAL BALANCE     % OF AGGREGATE PRINCIPAL
                                               NUMBER OF                OUTSTANDING AS OF      BALANCE OUTSTANDING AS
ORIGINAL LOAN-TO-VALUE RATIO (%)             MORTGAGE LOANS             THE CUT-OFF DATE        OF THE CUT-OFF DATE
--------------------------------             --------------             ----------------        -------------------
  10.03  -  15.00                                       1             $        30,978.64               0.01%
  15.01  -  20.00                                       1                      54,958.13               0.01
  25.01  -  30.00                                       1                      99,942.46               0.02
  30.01  -  35.00                                       3                     261,854.11               0.05
  35.01  -  40.00                                       3                     282,000.00               0.06
  40.01  -  45.00                                       7                   1,978,321.21               0.39
  45.01  -  50.00                                      10                   3,765,135.05               0.74
  50.01  -  55.00                                      10                   1,781,952.31               0.35
  55.01  -  60.00                                      22                   7,367,030.22               1.44
  60.01  -  65.00                                      38                  14,020,935.80               2.75
  65.01  -  70.00                                      62                  21,136,092.94               4.14
  70.01  -  75.00                                     130                  49,989,085.70               9.80
  75.01  -  80.00                                     956                 300,493,593.11              58.93
  80.01  -  85.00                                     142                  29,471,948.43               5.78
  85.01  -  90.00                                     151                  38,042,009.89               7.46
  90.01  -  95.00                                     151                  31,229,829.65               6.12
  95.01  -  100.00                                     62                   9,949,163.94               1.95
                                                    -----             ------------------             ------
     Total................................          1,750             $   509,954,831.59             100.00%
                                                    =====             ==================             ======

__________________
(1) The weighted average original loan-to-value ratio of the Group II Mortgage Loans as of the Cut-off Date was approximately 79.86%.
(2) For a description of the determination of loan-to-value ratio by the Originator see "First Franklin Financial Corporation--Underwriting Standards" herein.

           GEOGRAPHIC DISTRIBUTION OF THE MORTGAGED PROPERTIES RELATED TO THE GROUP II MORTGAGE LOANS(1)


                                                                        PRINCIPAL BALANCE     % OF AGGREGATE PRINCIPAL
                                               NUMBER OF                OUTSTANDING AS OF      BALANCE OUTSTANDING AS
       LOCATION                              MORTGAGE LOANS             THE CUT-OFF DATE        OF THE CUT-OFF DATE
       --------                              --------------             ----------------        -------------------
Alabama...................................              4             $       806,361.24               0.16%
Arizona...................................             24                   6,861,752.36               1.35
Arkansas..................................              1                      47,371.28               0.01
California................................            884                 335,840,709.66              65.86
Colorado..................................             29                   7,716,539.67               1.51
Connecticut...............................             14                   5,037,623.44               0.99
Delaware..................................              1                     280,000.00               0.05
Florida...................................            101                  22,555,019.08               4.42
Georgia...................................            131                  24,097,256.18               4.73
Idaho.....................................              1                      52,950.00               0.01
Illinois..................................             48                  10,677,715.54               2.09
Indiana...................................             10                   1,008,562.09               0.20
Iowa......................................              3                     222,800.00               0.04
Kansas....................................              2                     402,100.00               0.08
Kentucky..................................             10                     788,785.14               0.15
Louisiana.................................              2                     217,719.43               0.04
Maine.....................................              4                     426,942.27               0.08
Maryland..................................             10                   3,050,404.62               0.60
Massachusetts.............................             22                   6,439,308.87               1.26
Michigan..................................             60                   8,732,039.94               1.71
Minnesota.................................             16                   3,513,383.52               0.69
Mississippi...............................              9                     973,577.79               0.19
Missouri..................................             22                   2,347,736.12               0.46
Nebraska..................................              5                     533,390.53               0.10
Nevada....................................             26                   6,495,211.95               1.27
New Hampshire.............................              5                   1,548,953.80               0.30
New Jersey................................             10                   2,653,167.03               0.52
New Mexico................................              3                   1,435,362.12               0.28
New York..................................             36                   9,421,250.15               1.85
North Carolina............................             21                   5,494,998.09               1.08
Ohio......................................             58                   7,416,063.35               1.45
Oklahoma..................................              1                      61,700.00               0.01
Oregon....................................             19                   4,269,813.87               0.84
Pennsylvania..............................             16                   2,351,788.39               0.46
Rhode Island..............................              1                     117,373.16               0.02
South Carolina............................             12                   1,692,939.41               0.33
Tennessee.................................             18                   2,425,624.58               0.48
Texas.....................................             59                  11,072,526.24               2.17
Utah......................................             11                   1,492,370.24               0.29
Virginia..................................              6                   1,889,842.46               0.37
Washington................................             26                   6,102,355.62               1.20
Wisconsin.................................              8                   1,294,642.36               0.25
Wyoming...................................              1                      88,800.00               0.02
                                                    -----             ------------------             ------
     Total................................          1,750             $   509,954,831.59             100.00%
                                                    =====             ==================             ======

___________________
(1) The greatest ZIP Code geographic concentration of Group II Mortgage Loans was approximately 0.80% in the 91913 ZIP Code.

                              DOCUMENTATION LEVELS OF THE GROUP II MORTGAGE LOANS(1)


                                                                        PRINCIPAL BALANCE     % OF AGGREGATE PRINCIPAL
                                               NUMBER OF                OUTSTANDING AS OF      BALANCE OUTSTANDING AS
   DOCUMENTATION LEVEL                       MORTGAGE LOANS             THE CUT-OFF DATE        OF THE CUT-OFF DATE
   -------------------                       --------------             ----------------        -------------------
Full Documentation........................          1,461             $   435,142,737.39              85.33%
No Income Verification....................            123                  31,180,735.15               6.11
Limited Income Verification...............             70                  23,894,580.15               4.69
No Documentation..........................             96                  19,736,778.90               3.87
                                                    -----             ------------------             ------
     Total................................          1,750             $   509,954,831.59             100.00%
                                                    =====             ==================             ======

____________________
(1) For a description of each Documentation Level, see "First Franklin Financial Corporation--Underwriting Standards" herein.


                             CURRENT MORTGAGE RATES OF THE GROUP II MORTGAGE LOANS(1)


                                                                        PRINCIPAL BALANCE     % OF AGGREGATE PRINCIPAL
                                               NUMBER OF                OUTSTANDING AS OF      BALANCE OUTSTANDING AS
 CURRENT MORTGAGE RATE (%)                   MORTGAGE LOANS             THE CUT-OFF DATE        OF THE CUT-OFF DATE
 -------------------------                   --------------             ----------------        -------------------
  4.875    -   5.000                                     5             $     1,138,613.90               0.22%
  5.001    -   6.000                                   245                  86,680,374.49              17.00
  6.001    -   7.000                                   686                 235,021,780.99              46.09
  7.001    -   8.000                                   458                 129,926,971.98              25.48
  8.001    -   9.000                                   276                  47,987,711.62               9.41
  9.001    -   10.000                                   61                   7,448,739.15               1.46
  10.001   -   10.875                                   19                   1,750,639.46               0.34
                                                     -----             ------------------             ------
     Total................................           1,750             $   509,954,831.59             100.00%
                                                     =====             ==================             ======

__________________
(1) The weighted average current Mortgage Rate of the Group II Mortgage Loans as of the Cut-off Date was approximately 6.902% per annum.


                         GROSS MARGINS OF THE  ADJUSTABLE-RATE GROUP II MORTGAGE LOANS(1)


                                                                        PRINCIPAL BALANCE     % OF AGGREGATE PRINCIPAL
                                               NUMBER OF                OUTSTANDING AS OF      BALANCE OUTSTANDING AS
 GROSS MARGIN (%)                            MORTGAGE LOANS             THE CUT-OFF DATE        OF THE CUT-OFF DATE
 ----------------                            --------------             ----------------        -------------------
  2.875  -  3.000                                       8             $     5,050,045.88               1.10%
  3.001  -  4.000                                     493                 183,054,890.90              39.72
  4.001  -  5.000                                     552                 176,541,660.27              38.30
  5.001  -  6.000                                     339                  75,026,854.91              16.28
  6.001  -  7.000                                     132                  18,844,216.34               4.09
  7.001  -  8.000                                      20                   2,390,386.30               0.52
                                                    -----             ------------------             ------
     Total................................          1,544             $   460,908,054.60             100.00%
                                                    =====             ==================             ======

__________________
(1) The weighted average Gross Margin of the Adjustable-Rate Group II Mortgage Loans as of the Cut-off Date was approximately 4.413% per annum.

                     NEXT ADJUSTMENT DATE FOR THE  ADJUSTABLE-RATE GROUP II MORTGAGE LOANS(1)


                                                                        PRINCIPAL BALANCE     % OF AGGREGATE PRINCIPAL
                                               NUMBER OF                OUTSTANDING AS OF      BALANCE OUTSTANDING AS
 NEXT ADJUSTMENT DATE                        MORTGAGE LOANS             THE CUT-OFF DATE        OF THE CUT-OFF DATE
 --------------------                        --------------             ----------------        -------------------
May 1, 2003...............................              2             $       825,451.00               0.18%
July 1, 2003..............................              1                     823,100.00               0.18
December 1, 2003..........................              1                     454,702.37               0.10
August 1, 2004............................              1                     135,698.36               0.03
September 1, 2004.........................              6                   1,656,210.21               0.36
October 1, 2004...........................             40                  10,689,211.53               2.32
November 1, 2004..........................            486                 141,352,363.66              30.67
December 1, 2004..........................            526                 153,127,673.76              33.22
January 1, 2005...........................            316                  91,352,476.96              19.82
November 1, 2005..........................              7                   1,160,459.02               0.25
December 1, 2005..........................              6                   1,919,450.00               0.42
January 1, 2006...........................              6                   1,344,375.00               0.29
February 1, 2006..........................              1                     442,000.00               0.10
October 1, 2007...........................              5                   1,634,973.97               0.35
November 1, 2007..........................             44                  17,389,088.76               3.77
December 1, 2007..........................             61                  22,374,720.00               4.85
January 1, 2008...........................             34                  13,666,100.00               2.97
February 1, 2008..........................              1                     560,000.00               0.12
                                                    -----             ------------------             ------
     Total................................          1,544             $   460,908,054.60             100.00%
                                                    =====             ==================             ======

__________________
(1) The weighted average time until the next Adjustment Date for the Adjustable-Rate Group II Mortgage Loans as of the Cut-off Date was approximately 28 months.


                     MAXIMUM MORTGAGE RATES OF THE  ADJUSTABLE-RATE GROUP II MORTGAGE LOANS(1)


                                                                        PRINCIPAL BALANCE     % OF AGGREGATE PRINCIPAL
                                               NUMBER OF                OUTSTANDING AS OF      BALANCE OUTSTANDING AS
 MAXIMUM MORTGAGE RATE (%)                   MORTGAGE LOANS             THE CUT-OFF DATE        OF THE CUT-OFF DATE
 -------------------------                   --------------             ----------------        -------------------
  10.875-  11.000.........................              5             $     1,138,613.90               0.25%
  11.001-  12.000.........................            244                  86,197,374.49              18.70
  12.001-  13.000.........................            639                 214,042,297.56              46.44
  13.001-  14.000.........................            394                 113,537,537.11              24.63
  14.001-  15.000.........................            214                  39,675,996.82               8.61
  15.001-  16.000.........................             43                   5,338,863.65               1.16
  16.001-  16.750.........................              5                     977,371.07               0.21
                                                    -----             ------------------             ------
     Total................................          1,544             $   460,908,054.60             100.00%
                                                    =====             ==================             ======

____________________
(1) The weighted average Maximum Mortgage Rate of the Adjustable-Rate Group II Mortgage Loans as of the Cut-off Date was approximately 12.844% per annum.

                     MINIMUM MORTGAGE RATES OF THE  ADJUSTABLE-RATE GROUP II MORTGAGE LOANS(1)


                                                                        PRINCIPAL BALANCE     % OF AGGREGATE PRINCIPAL
                                               NUMBER OF                OUTSTANDING AS OF      BALANCE OUTSTANDING AS
 MINIMUM MORTGAGE RATE (%)                   MORTGAGE LOANS             THE CUT-OFF DATE        OF THE CUT-OFF DATE
 -------------------------                   --------------             ----------------        -------------------
  4.875   -   5.000                                     5             $     1,138,613.90               0.25%
  5.001   -   6.000                                   244                  86,197,374.49              18.70
  6.001   -   7.000                                   639                 214,042,297.56              46.44
  7.001   -   8.000                                   394                 113,537,537.11              24.63
  8.001   -   9.000                                   214                  39,675,996.82               8.61
  9.001   -   10.000                                   43                   5,338,863.65               1.16
  10.001  -   10.750                                    5                     977,371.07               0.21
                                                    -----             ------------------             ------
     Total................................          1,544             $   460,908,054.60             100.00%
                                                    =====             ==================             ======

__________________
(1) The weighted average Minimum Mortgage Rate of the Adjustable-Rate Group II Mortgage Loans as of the Cut-off Date was approximately 6.844% per annum.


                   INITIAL PERIODIC RATE CAPS OF THE  ADJUSTABLE-RATE GROUP II MORTGAGE LOANS(1)


                                                                        PRINCIPAL BALANCE     % OF AGGREGATE PRINCIPAL
                                               NUMBER OF                OUTSTANDING AS OF      BALANCE OUTSTANDING AS
 INITIAL PERIODIC RATE CAP (%)               MORTGAGE LOANS             THE CUT-OFF DATE        OF THE CUT-OFF DATE
 -----------------------------               --------------             ----------------        -------------------
1.000.....................................               3             $     1,648,551.00               0.36%
2.000.....................................               1                     454,702.37               0.10
3.000.....................................           1,540                 458,804,801.23              99.54
                                                     -----             ------------------             ------
     Total................................           1,544             $   460,908,054.60             100.00%
                                                     =====             ==================             ======

__________________
(1)   Relates solely to initial rate adjustments.


                 SUBSEQUENT PERIODIC RATE CAPS OF THE  ADJUSTABLE-RATE GROUP II MORTGAGE LOANS(1)


                                                                        PRINCIPAL BALANCE     % OF AGGREGATE PRINCIPAL
                                               NUMBER OF                OUTSTANDING AS OF      BALANCE OUTSTANDING AS
 PERIODIC RATE CAP (%)                       MORTGAGE LOANS             THE CUT-OFF DATE        OF THE CUT-OFF DATE
 ---------------------                       --------------             ----------------        -------------------
1.000.....................................       1,544                   $460,908,054.60            100.00%
                                                 -----                   ---------------            -------
     Total................................       1,544                   $460,908,054.60            100.00%

__________________
(1)   Relates to all rate adjustments subsequent to initial rate adjustments.